STARBOARD INVESTMENT TRUST

QCI Balanced Fund

Supplement to the Prospectus, Summary Prospectus, and
Statement of Additional Information

February 27, 2017
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated January 30, 2017 for the QCI Balanced Fund (the "Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain copies of the Prospectus, Summary Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
Interim Investment Advisory Agreement
On December 16, 2016, Edward Shill, one of the founders of QCI Asset Management, Inc. ("QCI"), entered into an agreement to purchase 35 shares of common stock of QCI owned by Kevin Gavagan (the 35 shares representing a 35% ownership interest in QCI), another founder of QCI, pursuant to a Stock Purchase Agreement, effective January 1, 2017 (the "Transaction").  As a result of the Transaction, Mr. Shill's ownership interest in QCI has increased from a 50% interest to an 85% interest. David Khalil, Vice President of QCI, owns the remaining 15% interest.
The Transaction may be deemed to result in an "assignment," as that term is defined by the Investment Company Act of 1940 (the "1940 Act"), of the Investment Advisory Agreement between QCI and the Trust on behalf of the Fund. Accordingly, under the 1940 Act, the assignment of the agreement terminated upon the closing of the Transaction.
On December 20, 2016, the Fund's Board of Trustees (the "Trustees" or the "Board") met to consider the approval of an Interim Investment Advisory Agreement (the "Interim Advisory Agreement") with QCI, the current investment advisor to the Fund.  QCI is an investment advisory firm registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Interim Advisory Agreement became effective on December 20, 2016.
The terms and conditions of the Interim Advisory Agreement are substantially identical to those of the previous investment advisory agreement between the Fund and QCI. The Interim Advisory Agreement provides for the same advisory fee as that previously paid to QCI under the terms of the previous investment advisory agreement. The foregoing notwithstanding, the Interim Advisory Agreement does differ from the previous investment advisory agreement in that it provides for the following terms required of such agreements by Rule 15a-4 under the Investment Company Act of 1940:

(i)
the advisory fee otherwise payable under the Interim Advisory Agreement is held in an interest-bearing escrow account to be paid to QCI pending approval by shareholders of the Fund of a permanent investment advisory agreement for the Fund;

(ii)
the term of the Interim Advisory Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and

(iii)
the Interim Advisory Agreement may be terminated by the Board on 10 days' written notice to QCI.  If shareholders of the Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Advisory Agreement, QCI will be paid the lesser of the costs incurred in performing services under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned.

Investors should anticipate receiving a proxy statement soliciting their approval of a new investment advisory agreement in the near future.  If shareholders of the Fund do not approve a permanent investment advisory agreement within the 150-day period specified under Rule 15a-4 of the Investment Company Act of 1940, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

Investors Should Retain This Supplement for Future Reference